MOORE & ASSOCIATES, CHARTERED
           ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Capital City Petroleum, Inc.

We have audited the accompanying balance sheets of Capital City Petroleum, Inc. as of December 31, 2007 and December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2007, December 31, 2006 and December 31, 2005. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital City Petroleum, Inc. as of December 31, 2007 and December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2007, December 31, 2006 and December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ Moore & Associates, Chartered

Moore & Associates Chartered
Las Vegas, Nevada
February 28, 2008

2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146 (702) 253-7499 Fax (702) 253-7501

CAPITAL CITY PETROLEUM, INC.

Balance Sheets

ASSETS
	December 31, 2007	December 31, 2006

CURRENT ASSETS

Cash	$200,451	$380,099
Prepaid expenses	40,991	-
Accounts receivable	414,826	415,459

Total Current Assets	656,268	795,558

PROPERTY AND EQUIPMENT, net	147,261	175,732

OIL AND GAS PROPERTIES, net	7,214,863	8,007,768

OTHER ASSETS

Deposits	4,485	-

TOTAL ASSETS	$8,022,877	$8,979,058

LIABILITIES AND STOCKHOLDERS' EQUITY
	December 31, 2007	December 31, 2006

CURRENT LIABILITIES

Accounts payable and accrued expenses	$360,708	$169,054
Notes payable-related party	100,000	400,000
Convertible debt, net	-	91,667

Total Current Liabilities	460,708	660,721

LONG TERM LIABILITIES

Deferred income taxes payable	163,960	-

TOTAL LIABILITIES	624,668	660,721

STOCKHOLDERS' EQUITY

Preferred shares: $0.001 par value, 325,000 shares authorized: 314,265 shares issues and outstanding	314	314
Common shares: $0.001 par value, 3,000,000 shares authorized: 2,075,074 and 1,809,574 shares issues andoutstanding,respectively	2,075	1,810
Additional paid-in capital	6,293,232	7,401,226
Retained earnings	1,102,588	914,987

Total Stockholders' Equity	7,398,209	8,318,337

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$8,022,877	$8,979,058

The accompanying notes are an integral part of these financial statements.

CAPITAL CITY PETROLEUM, INC.
Statement of Operations

	For the Years Ended December 31,
	2007	2006	2005

REVENUES

Oil and gas revenue	$2,677,086	$2,468,395	$1,681,039
Management revenue	223,615	1,419,588	1,662,178

Total Revenues	2,900,701	3,887,983	3,343,217

OPERATING EXPENSES

Lease operating costs	548,452	423,212	206,151
Depreciation and depletion	776,031	760,931	562,610
General and administrative	842,558	2,123,981	2,610,351

Total Operating Expenses	2,167,041	3,308,124	3,379,112

INCOME (LOSS) FROM OPERATIONS	733,660	579,859	(35,895)

OTHER INCOME (EXPENSE)

Gain on sale of assets	100,690	-	-
Interest expense	(482,789)	(102,937)	-

Total Other Income (Expense)	(382,099)	(102,937)	-

NET INCOME (LOSS) BEFORE INCOME TAXES	351,561	476,922	(35,895)

INCOME TAX EXPENSE	(163,960)	-	-

NET INCOME (LOSS)	$187,601	$476,922	$(35,895)

BASIC EARNINGS (LOSS) PER SHARE	$0.10	$0.26	$(0.02)

FULLY DILUTED INCOME (LOSS) PER SHARE	$0.07	$0.19	$(0.02)

BASIC WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	1,942,324	1,809,574	1,809,574

FULLY DILUTED WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	2,601,869	2,469,119	1,809,574

The accompanying notes are an integral part of these financial statements.

CAPITAL CITY PETROLEUM, INC.
Statements of Stockholders' Equity

	Preferred Stock		Common Stock		Additional Paid-In	Retained	Total Stockholders'
	Shares	Amount	Shares	Amount	Capital	Earnings	Equity

Balance, December 31, 2004	314,265	$314	1,809,574	$1,810	$3,095,811	$473,960	$3,571,895

Contributed capital	-	-	-	-	4,098,958	-	4,098,958

Net loss for the year ended December 31, 2005	-	-	-	-	-	(35,895)	(35,895)

Balance, December 31, 2005	314,265	314	1,809,574	1,810	7,194,769	438,065	7,634,958

Shareholder distributions	-	-	-	-	(343,543)	-	(343,543)

Beneficial conversion feature	-	-	-	-	550,000	-	550,000

Net income for the year ended December 31, 2006	-	-	-	-	-	476,922	476,922

Balance, December 31, 2006	314,265	314	1,809,574	1,810	7,401,226	914,987	8,318,337

Common stock issued for cash at $10.00 per share	-	-	215,500	215	2,154,785	-	2,155,000

Common stock issued upon exercise of warrants at $0.25	-	-	25,000	25	6,225	-	6,250

Common stock issued upon exercise of warrants at $1.00	-	-	25,000	25	24,975	-	25,000

Costs incurred by the Energy Funds not included in re-capitalization	-	-		-	(3,293,979)	-	(3,293,979)

Net income for the year ended December 31, 2007	-	-	-	-	-	187,601	187,601

Balance, December 31, 2007	314,265	$314	2,075,074	$2,075	$6,293,232	$1,102,588	$7,398,209

The accompanying notes are an integral part of these financial statements.

CAPITAL CITY PETROLEUM, INC.
Statements of Cash Flows

	For the Years Ended December 31,
	2007	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	$187,601	$476,922	$(35,895)
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation expense	776,031	760,931	562,610
Gain on sale of assets	(100,690)	-	-
Amortization of discount on debt	458,333	91,667	-
Changes in operating assets and liabilities
Changes in accounts receivable	633	(103,703)	145,696
Changes in prepaid expenses and deposits	(45,476)	-	-
Changes in deferred taxes payable	163,960
Changes in accounts payable	191,654	102,367	63,815

Net Cash Provided by Operating Activities	1,632,046	1,328,184	736,226

CASH FLOWS FROM INVESTING ACTIVITIES

Sale of oil and gas properties	146,035	-	-
Purchase of property and equipment	-	(186,911)	(110)
Purchase of oil and gas properties	-	(2,537,380)	(3,685,074)

Net Cash Used by Investing Activities	146,035	(2,724,291)	(3,685,184)

CASH FLOWS FROM FINANCING ACTIVITIES

Repayment of notes payable	(850,000)	-	-
Proceeds from notes payable	-	950,000	-
Costs incurred by the Energy Funds not included in re-capitalization	(3,293,979)	(343,543)	-
Common stock issued for cash	2,186,250	-	-
Contributed capital	-	-	4,098,958

Net Cash Provided by Financing Activities	(1,957,729)	606,457	4,098,958

NET DECREASE IN CASH	(179,648)	(789,650)	1,150,000

CASH AT BEGINNING OF YEAR	380,099	1,169,749	19,749

CASH AT END OF YEAR	$200,451	$380,099	$1,169,749

SUPPLIMENTAL DISCLOSURES OF CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$24,456	$11,270	$-
Income Taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

NOTES TO COMBINED FINANCIAL STATEMENTS OF
CAPITAL CITY PETROLEUM, INC.
December 31, 2007, 2006 and 2005

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations:
On May 2, 2003 an entity known as Capital City Marketing Services, LLC (“Marketing”) was formed as an Ohio limited liability company (“LLC”). On September 30, 2003 Marketing changed the entity’s name to Capital City Petroleum, LLC (“the Company”). On September 28, 2006 the Company was merged with Capital City Petroleum, LLC, a Delaware limited liability company.  The main purpose of the Company was to form and manage the oil and gas investments of various Capital City Energy Funds (the “Funds”).   On October 18, 2007, the Company was converted into Capital City Petroleum, Inc., a Delaware corporation. All references to shares authorized and outstanding have been restated to reflect the conversion on a retroactive basis.

At December 31, 2006, the Company managed oil and gas investments for seven Funds, which were capitalized at $14,712,000. These investments consisted of non operated oil and gas working interests in wells in the states of Arkansas, California, Colorado, Illinois, Indiana, Kansas, Louisiana, Nebraska, Ohio, Oklahoma, Texas and Wyoming with net revenue interests ranging from 42.35% to 0.03%. The gross number of wells in which the Funds own an interest is 386.00 and the number of net wells is 21.3665.

The Company’s results of operations are largely dependent on two sources.  The first being the management fees earned for managing the Funds and the second being the difference between the prices received by the Funds for its natural gas and crude oil products and the cost to find, develop, produce and market such resources. Natural gas and crude oil prices are subject to fluctuations in response to changes in supply, market uncertainty and a variety of factors beyond the Company’s control to the worldwide demand for and supply of crude oil and natural gas.

Basis of Presentation

On October 18, 2007, the Company was recapitalized as one entity. The Company’s combined financial statements prior to October 19, 2007, include the accounts of Capital City Petroleum, LLC and the seven Funds which it controlled as though the entities were one.

Revenue Recognition
The Company recognizes income from the management of energy funds and also from the sale of oil and gas production from the managed energy funds and from investments it makes for its own account.

Revenues from the management of energy funds are recognized when the services are performed. Intercompany revenues are eliminated in the consolidation.

Revenues from the production of natural gas and oil properties in which the Combined Companies have an interest are based on the respective Company’s net working interests.  These revenues are recorded when the gas or oil passes to the purchasers.

Use of Estimates
The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.  Accordingly, actual results could differ from those estimates.

NOTES TO COMBINED FINANCIAL STATEMENTS OF
CAPITAL CITY PETROLEUM, INC.
December 31, 2007, 2006 and 2005

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED

Cash and Cash Equivalents
Cash equivalents consist of time deposits and liquid debt investments with original maturities of three months or less at the time of purchase.  At times during the year cash in these accounts exceeded the federally insured limits. The Company has not experienced losses in such accounts and believes they are not exposed to any significant credit risk on cash and cash equivalents.

Accounts Receivable
The majority of the accounts receivable is comprised of oil and gas revenues related to production which took place on or prior to the end of accounting periods, payment for which was not received prior to the end of the year. Accounts receivable include the Company’s share of income from the managed energy funds and from investments the Company made on it own behalf.

The Company’s receives distributions from the Funds based partially on the amount of its oil and gas revenues, net of lease operating expenses and applicable severance taxes. Part of the management services provided to the Funds by the Company is to review the purchasers credit worthiness prior of all oil and gas purchasers prior to executing division orders for the sale of hydrocarbons. Receivables are generally due in 30 to 60 days. When collections of specific amounts due are no longer reasonably assured, an allowance for doubtful accounts is established.

Allowance for Doubtful Accounts
The Company currently does not maintain an allowance for doubtful accounts.  The Company maintains an on-going dialogue with the operators of the various oil and gas wells in which it or the Funds have an investment to assess the credit risk of the purchasers of oil and gas.  Should a circumstance arise indicating a possible failure to receive payment, the Company assesses the need for an allowance for doubtful accounts.

Oil and Gas Properties
In accordance with Statement of Financial Accounting Standard (SFAS) No. 69, the Company follows the successful efforts method of accounting for its oil and gas activities.  Accordingly, the cost associated with developmental oil and gas properties are capitalized and recovered using units of production cost depletion method.  Exploratory cost, including the cost of exploratory dry holes and related geological and geophysical cost are charged as current expense.  In instances where the status of a well is indeterminable at the end of the year, it is the Company’s practice to capitalize these costs as oil and gas properties, until such time as the outcome of drilling becomes known to the Company. Wells cannot remain in a status of indeterminable for a period greater than twelve months.

Property and Equipment
The cost of leasehold improvement and office equipment are recorded at cost and depreciated using the straight-line method over the estimated useful lives of the assets, which range from five to twenty-two years.

NOTES TO COMBINED FINANCIAL STATEMENTS OF
CAPITAL CITY PETROLEUM, INC.
December 31, 2007, 2006 and 2005

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Maintenance and repairs
Expenses related to maintenance and repairs are charged to operations as incurred.  Additions and betterments are capitalized.

Syndication and Organization Costs
The Company’s syndication and organization costs are accounted for as period costs and expensed as they are incurred.

Advertising
The Company follows the policy of charging the costs of advertising to expense as incurred.

Concentrations of Risk
The Company’s bank accounts are deposited in insured institutions. The funds are insured up to $100,000. At December 31, 2007, the Company’s bank deposits exceeded the insured amounts by approximately $100,000.

Preferred Stock
The holders of the Company’s preferred stock will be entitled to preferences as to dividends(accruing at the rate of 10% per annum) and liquidation at such time as preferred shares are issued. As of December 31, 2007 there were 314,265 Series A preferred shares outstanding.  The preferred shares are convertible into common shares on a 1 for 1 basis. The Company has the option of redeeming (in whole or in part) the Series A preferred shares on or after January 1, 2009 for the “Series A Initial Amount” ($25.00 per share) plus all accrued but unpaid dividends.

Income Taxes
As a limited liability company (“LLC”) the Company is taxed as a partnership with all items of income and expense being taxed to the unit holders.  Therefore, no provision or liability for Federal income taxes has been included in these financial statements through October 17, 2007.

Beginning with the incorporation of the Company deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will to be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Net deferred tax assets consist of the following components as of December 31, 2007 and 2006:

	December 31, 2007	December 31, 2006
Deferred tax assets:
NOL Carryover	$-	$-
Deferred tax liabilities:	-	-
Intangible drilling costs	163,960	-
Net deferred tax liability	$163,960	$-

NOTES TO COMBINED FINANCIAL STATEMENTS OF
CAPITAL CITY PETROLEUM, INC.
December 31, 2007, 2006 and 2005

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes
The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 39% to pretax income from continuing operations for the period ended December 31, 2007.

	December 31, 2007	December 31, 2006
Book income	$163,960	$-
Common stock issued for services	-	-
Intangible drilling costs	(163,960)	-
	$-	$-

Impairment of Long Lived Assets and the Disposal of Long Lived Assets
The Financial Accounting Standards issued Statement of Financial Accounting Standard (SFAS)
No. 144, Accounting for the Impairment of Long-Lived Assets, in August, 2001.  SFAS No. 144 superseded SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed.  The Company’s primary long-lived asset is oil and gas properties, proven and unproven. The Company’s position is to test for potential impairment annual or whenever circumstances indicate a significant change of value may have occurred.  For developed properties the Company groups properties by operator; for undeveloped properties the Company test on a field level basis.

The Company has made no provision for abandonment costs as it believes such cost, were they to be quantifiable, are immaterial to the statements of the Company.  The Company does not operate the oil and gas properties and does not expect to be responsible for any abandonment costs.

Basic Earnings (Loss) per Share
Basic (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are 659,545 of such common stock equivalents outstanding as of December 31, 2007, 2006 and 2005.

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Income (Loss) (numerator)	$187,601	$476,922	$(35,895)
Shares (denominator)	1,942,324	1,809,574	1,809,574
Basic per share amount	$0.10	$0.26	$(0.02)

Shares (denominator)	2,601,869	2,469,119	1,809,574
Fully diluted per share amount	$0.07	$0.19	$(0.02)

NOTES TO COMBINED FINANCIAL STATEMENTS OF
CAPITAL CITY PETROLEUM, INC.
December 31, 2007, 2006 and 2005

NOTE A – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Stock-based Compensation
As of December 31, 2007 and December 31, 2006, the Company has not issued any share-based payments to its employees.

The Company adopted SFAS No. 123-R effective January 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1,2006, based on the grant-date fair value estimated in accordance with the provisions of SFAS No. 123-R.

NOTE B – MAJOR CUSTOMERS

The Company’s major source of revenue is management fees earned in conjunction with managing various oil and gas investment partnerships.  Management fees earned in 2007, 2006 and 2005 were $223,615, $1,419,588 and $1,662,178, respectively.

NOTE C – RECENTLY ISSUED ACCOUNTING PRONOUCEMENTS

In December 2007, the FASB issued SFAS 160, “Noncontrolling interests in Consolidated Financial Statements – an amendment of ARB No. 51”. This Statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This Statement is effective for fiscal years beginning on or after December 15, 2008. Early adoption is not permitted. Management is currently evaluating the effects of this statement, but it is not expected to have any impact on the Company’s financial statements.

In February 2007 , the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities. SFAS 159 creates a fair value option allowing an entity to irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and financial liabilities, with changes in fair value recognized in earnings as they occur. SFAS 159 also requires an entity to report those financial assets and financial liabilities measured at fair value in a manner that separates those reported fair values from the carrying amounts of assets and liabilities measured using another measurement attribute on the face of the statement of financial position. Lastly, SFAS 159 requires an entity to provide information that would allow users to understand the effect on earnings of changes in the fair value on those instruments selected for the fair value election. SFAS 159 is effective for fiscal years beginning after November 15, 2007 with early adoption permitted. The Company is continuing to evaluate SFAS
159 and to assess the impact on its results of operations and financial condition if an election is made to adopt the standard.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies

NOTES TO COMBINED FINANCIAL STATEMENTS OF
CAPITAL CITY PETROLEUM, INC.
December 31, 2007, 2006 and 2005

NOTE C – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS (CONTINUED)
and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant effect on its financial position or results of operation.

 NOTE D – RELATED PARTY TRANSACTIONS

The Company’s principal office is located in Columbus, Ohio. Until October, 2007, the Company’s administrative functions were provided by Capital City Partners (“CCP”), a shareholder or the Company, with the Company being charged by CCP for 100% of the Company’s direct cost and an allocated share of other general and administrative costs. During October and November 2007, CCP provided said services on a fixed fee basis. The Company terminated the arrangement as of December 2007.

NOTE E – NOTES PAYABLE AND CONVERTIBLE LOANS

Notes Payable-Related Party
At December 31, 2006 the Company’s outstanding note payable was $400,000, all of which was considered current.  The note terms required interest at the rate of 9.50% per annum. At December 31, 2007 the Company had total notes payable of $100,000, all of which was considered a current liability.  The note terms required interest at the rate of 9.50% per annum.

Convertible Subordinated Notes Payable
During November 2006 the Company entered into convertible subordinated promissory notes totaling $550,000. The convertible subordinated notes were non interest bearing but provided the note-holders with warrants to purchase 27,500 shares of the Company’s of common stock at $1.00 per share.

The Company has recorded a discount on the convertible debentures of $550,000 which represents the beneficial conversion and interest free features.  During the year ended December 31, 2006 the Company amortized $91,667 of the recorded discount as interest expense. During the nine months ended September 30, 2007, the Company amortized the balance of the discount upon conversion of the debt. The Company was amortizing the remaining discount over the 1 year life of the debentures. The discount was determined using the Black-Scholes pricing model and assumes a 1 year maturity, a risk free interest rate of 4.85% and a volatility of 100%.

NOTE F – COMMON STOCK PURCHASE OPTIONS/WARRANTS

As of December 31, 2007 and December 31, 2006, the Company has outstanding 215,500 options/warrants for the purchase of its common shares at $15.00 per share, 34,400 options/warrants for the purchase of its common shares at $12.50 per share, 92,880 options/warrants for the purchase of its common shares at $10.00 per share and 2,500 options/warrants for the purchase of its common shares at $1.00 per share.

NOTES TO COMBINED FINANCIAL STATEMENTS OF
CAPITAL CITY PETROLEUM, INC.
December 31, 2007, 2006 and 2005

NOTE G – PROPERTY AND EQUIPMENT

Property and equipment are stated at cost.  Depreciation expense for the years ended December 31, 2007, December 31, 2006 and 2005 amounted to $10,976, $12,347 and $802, respectively.  Gains from losses on sales and disposals are included in the statements of operations.  Maintenance and repairs are charged to expense as incurred.  As of September 30, 2007 and December 31, 2006 property and equipment consisted of the following:

	2007	2006
Furniture and Equipment	$158,034	$175,529
Computer Equipment	1,394	1,394
Leasehold Improvements	11,958	11,958
Accumulated depreciation	(24,125)	(13,149)
Total	$147,261	$175,732

NOTE H – OIL AND GAS PROPERTIES

Oil and gas properties are stated at cost.  Depletion expense for the years ended December 31, 2007, 2006 and 2005 amounted to $765,055, $748,584 and $561,808, respectively.  Gains from losses on sales and disposals are included in the statements of operations. As of December 31, 2007 and December 31, 2006 oil and gas properties consisted of the following:

	2007	2006
Well Equipment	$1,429,311	$1,629,168
Intangible Drilling Costs	5,630,066	5,537,582
Leasehold Improvements	2,469,627	2,403,253
Accumulated Depreciation	(2,314,141)	(1,562,235)
Total	$7,214,863	$8,007,768

NOTE I – SIGNIFICANT EVENTS

On October 29, 2007, seven (7) of the Funds contributed the Funds assets to the Company pursuant to Contribution Agreements. The Funds owners received 309,574 shares of common and 314,265 shares of preferred stock of the Company after the contribution, accordingly the transaction is accounted for as a recapitalization of the Company and such Funds. The Company’s financial statements have been restated to present the combined historical activity of the Company and such Funds.

During 2007, the Company completed an offering of 215,500 shares of its common stock for cash at $10.00 per share for total proceeds of $2,155,000.